UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 6, 2012 (November 30, 2012)

PROTEA BIOSCIENCES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51474	20-2903252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

955 Hartman Run Road

Morgantown, West Virginia 26507

(Address of principal executive offices)

(304) 292-2226

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Related Party Convertible Promissory Notes

On November 30, 2012 (the "Issue Date"), Protea Biosciences Group, Inc. (the "Company"), issued convertible promissory notes (the "Notes") in an aggregate principal amount equal to $915,000 (the "Principal Amount") to Stanley Hostler and Leonard Harris, each a director of the Company; Summit Resources, Inc., an affiliate of Steve Antoline, a director of the Company; Virginia Child, the wife of Stanley Hostler; Carl Hostler; and Brian Prim, (each a "Holder" and collectively, the "Holders") in consideration for certain advances to the Company equal to the Principal Amount. The Notes accrue simple interest at a rate of 10% per annum and are due and payable on the earlier to occur of (i) January 20, 2013, or (ii) when declared due and payable by the holder upon the occurrence of an event of default. The occurrence of any one of the following events will be deemed an event of default: (i) the failure of the Company to pay the principal balance or accrued interest on the Note when due; (ii) the consent or institution by or against the Company of bankruptcy or insolvency proceedings or the filing, or consent by the Company for the filing of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or (iii) if the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief has not been resolved in favor of the Company or the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, shall not have been vacated within 60 days.

At the option of the Holder, each $2.00 of outstanding principal and accrued unpaid interest is convertible into one share of common stock of the Company at any time after the Issue Date.

The description of the Notes included in this Item 1.01 is qualified in its entirety by the terms and conditions of the form of the Notes filed as Exhibit 10.1 to this Current Report on Form 8-K.

Extension of Maturity Date of Convertible Promissory Notes Dated September 25, 2012

On September 25, 2012 (the "September Issue Date"), the Company issued convertible promissory notes (the "September Notes") to Stanley Hostler, Scott Segal, Leonard Harris, and Ed Roberson, each a director of the Company; Summit Resources, Inc., an affiliate of Steve Antoline, a director of the Company; Steven Turner, the Chief Executive Officer and a director of the Company, and his wife Nancy Turner; and Virginia Child, the wife of Stanley Hostler (collectively, the "September Noteholders"), in an aggregate principal amount equal to $593,216 (the "September Principal Amount"). The September Notes accrue simple interest at a rate of 10% per annum and are due and payable on the earlier to occur of (i) the date that is 60 days from the September Issue Date, or (ii) when declared due and payable by the holder upon the occurrence of an event of default (the “Maturity Date”). At the option of the September Noteholders, each $2.00 of outstanding September Principal Amount and accrued unpaid interest is convertible into one share of common stock of the Company. On November 30, 2012, pursuant to an addendum to the September Notes (the "September Note Addendum No. 1"), the September Noteholders agreed to extend the Maturity Date of the September Notes by 90 days from November 24, 2012 to February 22, 2013.

The above descriptions of the September Notes and the September Note Addendum No. 1 are qualified in their entirety by the terms of the form of September Notes filed as Exhibit 10.1 to the Company's Form 8-K filed on October 4, 2012. The description above of the September Note Addendum No. 1 is qualified in its entirety by the terms and conditions of the September Note Addendum No. 1 for each of the September Noteholders filed as Exhibits 10.2 through 10.9 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As more fully described in Item 1.01 of this Current Report on Form 8-K, the Company issued Notes to certain directors and related parties in consideration of advances to the Company equal to the Principal Amount. The Notes constitute short-term debt obligations arising other than in the ordinary course of business which create a direct financial obligation on the Company. The terms of the Notes set forth above are incorporated herein by this reference.

Item 3.02	Recent Sales of Unregistered Securities.

On the Issue Date, the Company issued the Notes to the directors and certain related parties. The terms of the Notes set forth above are incorporated herein by this reference. No commissions were paid in respect of the sale of the Notes. The Notes were issued pursuant to the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01.	Exhibits and Financial Statements

(d)	Exhibits

10.1	Form of Convertible Promissory Notes, dated November 30, 2012.

10.2	Convertible Promissory Note Addendum executed by Stanley Hostler, dated November 30, 2012 (with respect to the September Note by and between the Company and Stanley Hostler).

10.3	Convertible Promissory Note Addendum executed by Scott Segal, dated November 30, 2012 (with respect to the September Note by and between the Company and Scott Segal).

10.4	Convertible Promissory Note Addendum executed by Leo Harris, dated November 30, 2012 (with respect to the September Note by and between the Company and Leo Harris).

10.5	Convertible Promissory Note Addendum executed by Virginia Child, dated November 30, 2012 (with respect to the September Note by and between the Company and Virginia Child).

10.6	Convertible Promissory Note Addendum executed by Summit Resources, Inc., dated November 30, 2012 (with respect to the September Note by and between the Company and Summit Resources, Inc.).

10.7	Convertible Promissory Note Addendum executed by Ed Roberson, dated November 30, 2012 (with respect to the September Note by and between the Company and Ed Roberson).

10.8	Convertible Promissory Note Addendum executed by Stanley Hostler and Virginia Child, dated November 30, 2012 (with respect to the September Note by and between the Company, Stanley Hostler and Virginia Child).

10.9	Convertible Promissory Note Addendum executed by Stephen Turner, dated November 30, 2012 (with respect to the September Note by and between the Company, Stephen Turner and Nancy Turner).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2012	PROTEA BIOSCIENCES GROUP, INC.

	By:	/s/ Stephen Turner
Stephen Turner
Chief Executive Officer